Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Stephen Dresnick, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that the anual report of INTERNAL FIXATION SYSTEMS, INC. on Form 10-K for the year ending December 31, 2011 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that information contained in such annual report on Form 10-K fairly presents in all material respects the financial condition and results of operations of INTERNAL FIXATION SYSTEMS, INC. as of and for the periods presented in such annual report on Form 10-K. This written statement is being furnished to the Securities and Exchange Commission as an exhibit accompanying such annual report and shall not be deemed filed pursuant to the Securities Exchange Act of 1934.

By:  /s/  Stephen J. Dresnick, MD
Stephen J. Dresnick, MD
Principal Executive Officer

Date:  April 16, 2012